EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Deyu Agriculture Corp.., on Form 10-Q for the period ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Jianming Hao, Chief Executive Officer of Deyu Agriculture Corp.., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending June 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of Deyu Agriculture Corp..

Date: August 16, 2010	By:	/s/ Jianming Hao
Jianming Hao
Chief Executive Officer